UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Optimus Healthcare Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-261849	65-0181535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Old Country Road, Suite 306 Westbury, New York	11590
(Address of Principal Executive Offices)	(Zip Code)

(516) 806-4201

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

As disclosed in our Current Report on Form 8-K filed on April 16, 2025, on April 14, 2025 (the “Effective Date”), Optimus Healthcare Services, Inc. (the “Company”) entered into the fourth amendment to the forbearance agreement (the “Amendment”) by and among the Company and Arena Investors, LP, as agent (“Agent”) for the purchasers of the Company’s senior secured convertible notes (collectively, the “Purchasers”) issued in May 2021 (the “May 2021 Notes”) and June 2022 (the “June 2022 Notes” and collectively with the May 2021 Notes, the “Notes”), pursuant to which, among other things, (i) Section 1(b) of the Forbearance Agreement was amended such that the Agent and the Purchasers agreed to forbear from exercising their rights and remedies with respect to the Specified Events of Default (as defined in the Amendment) under the Notes until that date which is the earliest to occur of: (a) April 30, 2025; (b) the date on which any event of default under the Notes (other than the Specified Events of Default) occurs; and (c) the date on which the Company or any of its subsidiaries fails to comply with any term set forth in the Forbearance Agreement; (ii) the deadline for the consummation of the Qualified Subsequent Financing restructuring milestone was amended from February 28, 2025 to April 30, 2025 and (iii) the definition of “Filing Date” in the Amended and Restated Registration Rights Agreements (as defined in the Amendment) was amended such that the Company agreed to file a registration statement for such securities on the 45th calendar day following the date the Company’s independent public accountants have completed their audit for the fiscal year ended December 31, 2024 and the Company has filed its Annual Report on Form 10-K including such financial statements, or if later, July 31, 2025.

As previously announced in our Current Report on Form 8-K filed with the SEC on June 9, 2025, Management started a review of all its strategic alternatives, inclusive of potential new investors, an extension of time under its current Forbearance Agreement, and if the above were unsuccessful, the potential sale or curtailment of some or all of its operations. As of the date of our Current Report on Form 8-K filed with the SEC on September 11, 2025, the Board had completed its strategic review of the Company and determined to initiate the wind down of the Company’s operations given there were no other alternatives to provide the Company ongoing cash to operate its business and it was unable to cure the Specified Defaults under the Notes.

In connection with these decisions, the Board approved certain wind down initiatives, including a reduction in force. The Company has maintained a core group of employees necessary to implement an orderly wind down of the Company, including all regulatory aspects of transitioning patient care under existing oncology trials, and support its efforts to maximize the value of the Company’s remaining business and assets. In connection with the wind down, the Company paid in full the outstanding balance on a secured loan from JP Morgan Chase Bank.

On July 14, 2026, with the unanimous approval of the Company’s Board of Directors, the Company entered into an agreement with its first priority secured lender (Agent and Purchasers) to settle its outstanding secured debt of $4.4 million plus accrued interest on the Notes and resolve all outstanding claims by Agent and Purchasers under those Notes. As part of the agreement, the Company has agreed to deliver to Agent and Purchasers the remaining cash of the Company, after payment of operating expenses necessary to effectuate the wind down. Upon the final payment to Agent on July 31, 2026, Agent and Purchasers will deem the Notes terminated, and the Company and its officers and directors will receive a release from Agent and Purchasers.

After its final payment to Agent and Purchasers on or about July 31, 2026, the Company’s operations will cease and its bank accounts will be closed.

In conjunction with its final wind down steps, all of the Company’s Directors and Officers will resign effective August 5, 2026.

Cautionary Notes Regarding Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements, including among others, statements regarding potential strategic alternatives, including capital raises, sale transaction options, restructuring activities and other alternatives. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, statements concerning the Board’s strategic review; the perceived benefits and timing of the wind down; the Company’s plans and expected timing with respect to the reduction in workforce; the timeline in which the Company expects to be able to wind down its operations; and other risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, additional or unforeseen effects from the global economic climate may give rise to or amplify many of these risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. There can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements will be achieved. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

Exhibit No.	Description

10.1	Wind-Down and Distribution Agreement, dated July 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUS HEALTHCARE SERVICES, INC.

By:	/s/ Cliff Saffron
Cliff Saffron
Interim Chief Executive Officer and General Counsel

Dated: July 17, 2026